FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                           July 21, 1995
                                                           ------------


                    Zenith Electronics Corporation
                    ------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
     --------                   ------               ----------
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
    ---------------------                                -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000
                                                     --------------

                        Not applicable
                        --------------
 (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On July 21, 1995, Zenith Electronics Corporation issued a press release announcing second quarter 1995 results, which is attached as Exhibit 20 hereto and is incorporated by reference herein.


Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           -------------------------------------------------------------------

          (c) The following exhibit is included as part of this report:

              Exhibit 20 - Zenith Electronics Corporation Press Release dated July 21, 1995.




                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION


                                         By: /s/ David S. Levin
                                             ------------------------
                                             David S. Levin, Secretary



Date:  July 21, 1995

                           Exhibit Index
                           -------------

Exhibit
Number           Exhibit Description
- -------          --------------------

  20             Zenith Electronics Corporation Press Release dated
                 July 21, 1995.